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                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

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/ /  Soliciting Material Pursuant to Section 240.14a-12

                            United National Bancorp
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                (Name of Registrant as Specified In Its Charter)

                                      N/A
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            ISS RECOMMENDS VOTE FOR UNITED NATIONAL BANCORP NOMINEES

Bridgewater, NJ--May 12, 2003--United National Bancorp (UNBJ), parent company of UnitedTrust Bank, today announced that Institutional Shareholder Services (ISS), one of the leading independent proxy advisory firms in the nation, has recommended a vote for the management nominees of United National Bancorp at the Company's annual meeting scheduled for May 20, 2003.

"We are extremely pleased that ISS is recommending a vote for management's nominees," stated Thomas C. Gregor, chairman and chief executive officer of United National Bancorp. "We regard the recommendation of ISS, based on its independent analysis, as further support for management's view that our strategies are in line with maximizing shareholder value."

For further information please contact Georgeson Shareholder Communications Inc., which is acting as the Company's proxy solicitor, at 800-482-9740.

United National Bancorp is a $3.0 billion asset holding company for UnitedTrust Bank, a state chartered FDIC-insured commercial bank headquartered in Bridgewater, New Jersey operating 53 community banking offices throughout Essex, Hunterdon, Middlesex, Morris, Somerset, Union and Warren counties in New Jersey and Lehigh and Northampton counties in Pennsylvania. The Bank provides retail banking, alternative financial products, insurance services, business banking services, commercial lending, construction and commercial real estate lending, consumer and mortgage lending and trust and investment services. Visit United National Bancorp and UnitedTrust Bank on the World Wide Web at www.unitedtrust.com.
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Contact: media, Donald E. Reinhard, 908-429-2370, or investors, Alfred J. Soles,
908-429-2406, both of United National Bancorp.

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